EXHIBIT 10.1

                                AGENCY AGREEMENT

May 11, 2004

EmergenSys Corporation
400 boul. Jean-Lesage
Suite 045
Quebec, Quebec G1K 8W1

ATTENTION: DANIEL VEILLEUX, PRESIDENT

Dear Sir:

The undersigned, Desjardins Securities Inc. ("VMD" or the "AGENT") understands that EmergenSys Corporation (the "COMPANY") proposes, subject to the terms hereof, to offer for sale to the public 12,500,000 special warrants at a price of $0.40 per special warrant (the "SPECIAL WARRANTS"), for a total consideration of $5,000,000.

The Special Warrants will be sold on a private placement basis, subject to the terms and conditions set out herein and in the Special Warrant Indenture. Subject to any adjustment contemplated in the Special Warrant Indenture, each Special Warrant shall be exercisable to acquire, for no additional consideration, one common share in the capital of the Company (each, a "COMMON SHARE" and collectively, the "COMMON SHARES") and one Common Share purchase warrant (individually, a "PURCHASE WARRANT" and collectively, the "PURCHASE WARRANTS"). Each Purchase Warrant shall entitle the holder thereof to purchase one Common Share at a price of $0.50 from the Special Warrant Closing Date to April 30, 2005 and at a price of $0.60 from May 1, 2005 to April 30, 2006. The Company and each Purchaser shall enter into a Subscription Agreement for the purchase of Special Warrants.

The Company has requested the Agent to act as sole and exclusive agent of the Company to solicit offers to purchase the Special Warrants and the Agent has agreed to act as such on the terms and conditions stated herein.

The Agent also understands that the Company proposes, subject to the terms and conditions hereof, to issue and sell to the Agent, at the election of the Agent, additional Special Warrants representing up to 2,500,000 Special Warrants ($1,000,000), to cover over-allotments, if any (the "OVER-ALLOTMENT OPTION").

The Agent may exercise the Over-Allotment Option in whole or in part during a 60-day period following the Special Warrant Closing Date solely for the purposes of covering over-allotments made by the Agent in connection with the Offering. The Over-Allotment Option may be exercised only once by the Agent by written notice from the Agent to the Company setting forth the aggregate number of Special Warrants to be purchased and the date on which such Special Warrants are to be delivered, which date shall be as determined by the Agent but shall not be earlier than the Special Warrant Closing Date and shall be, unless the Agent and


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the Company  otherwise  agree in writing,  within the period  commencing  on the second business day and ending on the tenth business day after the date of such notice. Upon the furnishing of any such notice, the Agent shall be committed to purchase and the Company shall be obligated to issue and sell, in accordance with and subject to the provisions hereof and subject to applicable regulatory requirements, the number of Special Warrants therein indicated.

The Common Shares and Purchase Warrants issuable by the Company upon the exercise of the Special Warrants are referred to as the "UNDERLYING SECURITIES". Each Special Warrant will be automatically exercised at 5:00 p.m. (Montreal time) (the "EXPIRY TIME") on the earlier of:

(i)   the date of the Liquidity Transaction;

(ii) 12 months and one day after the Special Warrant Closing Date (the "QUALIFICATION DEADLINE")

If any of the foregoing days is not a Business Day, then the action or event will occur on the first Business Day following such day.

The net proceeds from the Offering (the "ESCROW FUNDS") will be deposited with and held in trust by Lavery, de Billy (the "ESCROW AGENT") pursuant to an escrow agreement (the "ESCROW AGREEMENT") to be entered into by the Company and the Escrow Agent, at or prior to the Closing Time. The Escrow Funds, together with any interest earned thereon but less any amounts required to be deducted or withheld by law, will be released in the manner provided under the terms of the Escrow Agreement.

The Company shall prepare and file, in accordance herewith, a Prospectus in order to qualify the distribution of the Underlying Securities and the Broker Warrants in each of the Qualifying Provinces.

The Company hereby agrees to offer for sale to Purchasers resident in the Qualifying Provinces or in those jurisdictions outside of Canada where the Special Warrants may be lawfully sold, an aggregate of 15,000,000 Special Warrants, subject to the terms and conditions hereinafter provided. The Offering is conducted outside the United States in accordance with Regulation S of the U.S. Securities Act. The parties acknowledge that the Special Warrants and the Underlying Securities have not been and will not be registered under the U.S. Securities Act or under the laws of any state of the United States and may not be offered or sold, or re-offered or re-sold by the Agent except pursuant to exemptions from the U.S. Securities Act and the applicable laws of any state of the United States.

In consideration for the services to be rendered by the Agent in connection with the Offering pursuant to this Agreement, including assisting in the preparation of the Prospectus and all other matters in connection with the issue and sale of the Special Warrants and the issue of the Underlying Securities, the Company shall pay a fee to the Agent equal to 10% of the aggregate gross proceeds raised in connection with the Offering (the "AGENT'S COMMISSION") payable in accordance with the provisions of Section 14, but exclusive of the amounts to be paid to the Agent pursuant to Section 18. The Company shall also issue to the Agent in accordance with the provisions of Section 14, a compensation option (the "COMPENSATION OPTION") to acquire, for no additional consideration, broker warrants (each, a "BROKER WARRANT" and collectively, the "BROKER WARRANTS") equal in number to 10% of the Special Warrants issued pursuant to the Offering.


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Each Broker  Warrant  shall  entitle the holder  thereof to purchase  one Common
Share at a price of $0.40 per Common Share for a period of two years from the Special Warrant Closing Date. Each such Common Share shall be accompanied by a Purchase Warrant.

                                   DEFINITIONS

In this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

"AFFILIATE" has the meaning ascribed to it in Ontario Securities Commission Rule 45-501 as it is constituted on the date hereof;

"AGREEMENT" means the agreement resulting from the acceptance by the Company of the offer made by the Agent by this letter, as it may be amended from time to time;

"AMF" means the Autorite des marches financiers (Quebec);

"BUSINESS DAY" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in the City of Montreal, Quebec or a day when the principal office of the Warrant Agent in such city is not generally open to the public for the transaction of business;

"CANADIAN SECURITIES LAWS" means, collectively, the applicable securities laws of each of the Qualifying Provinces and the respective regulations and rules made thereunder together with all applicable published policy statements, blanket orders and rulings of the Securities Commissions and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated hereunder;

"CLAIM" has the meaning ascribed to it in subsection 20(1);

"CLOSING TIME" means 10:00 a.m. on the Special Warrant Closing Date or such other time on the Special Warrant Closing Date as the Company and the Agent may agree;

"FINAL PROSPECTUS" means the final prospectus of the Company in the English language approved, signed and certified in accordance with the Canadian Securities Laws, and the French language version thereof, if required, relating to the qualification for distribution of the Underlying Securities and the Broker Warrants under the Canadian Securities Laws through the Agent;

"FINANCIAL INFORMATION" has the meaning ascribed to it in subsection 6(1)(c);

"FINANCIAL STATEMENTS" means the audited consolidated balance sheet of the Company as at December 31, 2003 and the consolidated statements of operations and comprehensive loss, stockholders' equity and cash flows for the fiscal year then ended, together with the report of Ernst & Young LLP thereon and the notes thereto;

"INCOME TAX ACT" means the Income Tax Act (Canada) and the regulations thereunder, in each case as amended;


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"INDEMNIFIED PARTY" and "INDEMNIFIED PARTIES" have the meanings ascribed thereto in subsection 20(1);

"INTELLECTUAL PROPERTY" means:

      (i) all inventions, arts, processes, machines, manufacture, compositions of matter and improvements, whether or not patentable, patented or the subject of applications for patents;

      (ii) all trade-marks, service marks, trade dress, corporate names, business names and other trade names and all domain names, whether or not registered or the subject of registrations or applications for registrations;

      (iii) all confidential information, proprietary information, trade secrets and know-how;

      (iv) all software, computer programs and code of all types, layouts, interfaces, applications and tools, all databases and database layouts and other copyright works, including literary and graphic works, whether or not registered or the subject of copyright registration or applications for registration;

      (v)   all industrial  designs,  whether or not  registerable,  patented or
            registered   or  the   subject   of   applications   for  patent  or
            registration;

      (vi) all ideas, plans, developments, specifications, performance data, quality control information, blueprints, flow sheets, equipment and parts list, instructions, manuals, records, procedures and all licenses, agreements and other contracts and commitments relating to any of the foregoing, and any other intellectual and industrial property, whether or not registerable or the subject of registration or applications for registration; and

      (vii) all patterns, plans, designs research data, other proprietary know-how, processes, drawings, technology, inventions, formulae, specifications, performance data, quality control information, unpatented blue prints, flow sheets, equipment and parts lists, instructions, manuals, records and procedures, and all licenses, agreements and other contracts and commitments relating to any of the foregoing;

"INTELLECTUAL PROPERTY RIGHTS" means:

      (i) all patents, pending patent applications, provisional patent applications, and rights to file applications for inventions, including all rights of priority and rights in continuations, continuations in part, divisions, re-examinations, re-issues and other derivative applications;

      (ii) all common law trade-mark rights, trade-mark registrations, pending applications and registration and rights to file applications for trade-marks, including all rights of priority;


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      (iii) all copyright and copyright registrations,  pending applications for registrations and rights to file applications for property referred to in the definition of "Intellectual Property", above;

      (iv) all design patents, design registrations, pending patent and design applications and rights to file applications for the designs, including all rights of priority and rights in continuations, continuations in part, divisions, re-examinations, re-issues and other derivative applications; and

      (v) all rights in the property referred to in the definition of "Intellectual Property", above;

"KNOWLEDGE OF THE COMPANY" means the knowledge of the directors and senior officers of the Company after having made due inquiry;

"LIQUIDITY TRANSACTION", refers to (a) the obtaining of a receipt for the Final Prospectus in the Qualifying Provinces and (b) the listing of the Common Shares of the Company on the TSX Venture;

"MISREPRESENTATION",   "MATERIAL   FACT",   "MATERIAL   CHANGE",   "SUBSIDIARY",
"ASSOCIATE" and "DISTRIBUTION" have the respective meanings ascribed to such terms in the Securities Act (Ontario);

"MRRS" means the mutual reliance review system procedures provided for under National Policy 43-201, Mutual Reliance Review System for Prospectuses and Annual Information Forms of the Securities Commissions;

"NOTICE" has the meaning ascribed to it in Section 24;

"OFFERING" means the offering of 15,000,000 Special Warrants, at $0.40 per Special Warrant, for an aggregate consideration of $6,000,000;

"PERSON" shall include any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), unincorporated association, trust, trustee, executor, administrator or other personal representative, regulatory body, agency, government or governmental agency, authority or entity, in each case howsoever designated or constituted;

"PRELIMINARY PROSPECTUS" means the preliminary prospectus of the Company in the English language approved, signed and certified in accordance with the Canadian Securities Laws, and the French language version thereof, if required, relating to the qualification for distribution of the Underlying Securities and the Broker Warrants under the Canadian Securities Laws through the Agent;

"PROSPECTUS" means the Preliminary Prospectus and the Final Prospectus;

"PURCHASE WARRANT AGENT" means Computershare Trust Company of Canada or such other party who is the purchase warrant agent under the Purchase Warrant Indenture;


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"PURCHASE WARRANT  INDENTURE" means a warrant indenture to be entered into prior to the Special Warrant Closing Date between the Company and the Purchase Warrant Agent providing for the issue of the Purchase Warrants in a form to be agreed upon between the Company and the Agent;

"PURCHASERS" means the persons, including the Agent, who as purchasers acquire Special Warrants from the Company by duly completing and executing the Subscription Agreements and having such Subscription Agreements accepted by the Company, and the permitted assignees or transferees of such persons from time to time; "QUALIFYING PROVINCES" means the Provinces of Quebec, Ontario, Alberta and British Columbia;

"REGISTRANTS" has the meaning ascribed to it in subsection 10(3);

"SECURITIES COMMISSIONS" means the securities regulatory authorities in the Qualifying Provinces;

"SELLING FIRM" and "SELLING FIRMS" have the meanings ascribed to them in subsection 1(2);

"SPECIAL WARRANT CERTIFICATES" has the meaning ascribed to it in subsection 13(A)(f);

"SPECIAL WARRANT CLOSING" means the completion of the issue and sale by the Company of the Special Warrants and the purchase by the Purchasers of the Special Warrants pursuant to the Subscription Agreements and the Escrow Agreement;

"SPECIAL WARRANT CLOSING DATE" means the date upon which all conditions set forth in the Escrow Agreement and in section 16 hereof, to be satisfied by the Company, have been met ;

"SPECIAL WARRANT INDENTURE" means a warrant indenture to be entered into prior to the Special Warrant Closing Date between the Company and the Warrant Agent providing for the issue of the Special Warrants in a form to be agreed upon between the Company and the Agent;

"SUBSCRIPTION AGREEMENTS" means the subscription agreements entered into between the Company and the Purchasers pursuant to which the Purchasers have subscribed for Special Warrants and shall include, for greater certainty, all schedules thereto, the terms of which are incorporated herein by reference;

"SUBSIDIARIES"  means  collectively  EmergenSys  Canada Inc. and Scan-R  Urgence
Inc.;

"SUPPLEMENTARY MATERIAL" means collectively, any amendment to the Preliminary Prospectus or the Final Prospectus, any amendment or supplemental prospectus or any ancillary materials that may be filed by or on behalf of the Company under the Canadian Securities Laws relating to the distribution of the Underlying Securities and the Broker Warrants;

"TAXES" has the meaning ascribed to it in subsection 13(A)(x);


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"TRANSACTION  AGREEMENTS" means this Agreement,  the Special Warrant  Indenture, the Purchase Warrant Indenture, the Subscription Agreements, the Compensation Option and the Escrow Agreement;

"TSX VENTURE" means the TSX Venture Exchange;

"U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended;

"UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia; and

"WARRANT AGENT" means Computershare Trust Company of Canada or such other party who is the special warrant agent under the Special Warrant Indenture;

Any reference in this Agreement to a Section, subsection or Schedule shall, unless otherwise indicated, refer to a section or subsection of or Schedule to this Agreement. All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

                              TERMS AND CONDITIONS

1.    SALE ON EXEMPT BASIS.

      (1)   The Agent  shall offer for sale on behalf of the Company the Special
            Warrants:

            (a) in the Qualifying Provinces in compliance with Canadian Securities Laws only to such Purchasers and in such manner so that, pursuant to the provisions of Canadian Securities Laws, no prospectus or offering memorandum or other similar document needs to be filed or delivered in connection therewith; and

            (b) in such other jurisdictions on a private placement basis in compliance with all applicable laws of such jurisdiction in such a manner so that no prospectus, registration statement, offering memorandum or other similar document needs to be filed or delivered in connection therewith.

      (2) The Agent shall be permitted to appoint additional dealers (each a "SELLING FIRM" and, collectively "SELLING FIRMS") as its agents in the Offering and may determine the remuneration payable to such Selling Firm(s). The Company shall have no obligations to such Selling Firm(s) for any fees in connection with the Offering. The Company grants all of the rights and benefits of the Agent under this Agreement to any Selling Firm duly appointed by the Agent and appoints such Agent as trustee of such rights and benefits for such Selling Firm, and such Agent accepts such trust and agrees to hold such rights and benefits for and on behalf of such Selling Firm. The Agent shall ensure that any Selling Firm appointed by it pursuant to


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            the  provisions  contained  herein  or with  whom  the  Agent  has a contractual relationship with respect to the Offering, if any, agrees with it in writing to comply with the covenants and obligations given by the Agent herein.

      (3) Subject to compliance by the Company with its obligations hereunder, and provided that the Agent is satisfied in its sole discretion that the Preliminary Prospectus, Final Prospectus and any Supplementary Material contain full, true and plain disclosure of all material facts relating to the Company and the securities offered by or referred to in such materials, the Agent shall execute and deliver to the Company the certificate required (in the reasonable opinion of Company's counsel) to be executed by it under Canadian Securities Laws in connection with the Preliminary Prospectus, the Final Prospectus and any Supplementary Material.

      (4) Notwithstanding the foregoing provisions of this Section, the Agent will not be liable to the Company under this Section with respect to a default under this Section by Selling Firm.

2.    FILINGS.

The Company undertakes to file or cause to be filed all forms or undertakings required to be filed by the Company or secure all prospectus exemptions which are required in connection with the Offering so that the distribution of the Special Warrants may lawfully occur without the necessity of filing a prospectus, a registration statement, an offering memorandum or similar document in Canada or the United States (but on terms that will permit the Underlying Securities to be sold by Purchasers of Special Warrants at any time in the Qualifying Provinces, subject to Canadian Securities Laws and the terms and conditions contained herein), and the Agent undertakes to cause Purchasers of Special Warrants to complete and deliver to the Company any forms required by Canadian Securities Laws or under other applicable securities laws. All fees payable in connection with such filings shall be at the sole expense of the Company.

3.    NO OFFERING MEMORANDUM.

Neither the Company nor the Agent shall (i) provide to prospective purchasers any document or other material that would constitute an offering memorandum within the meaning of Canadian Securities Laws or applicable securities laws of the United States or any state or territory thereof or (ii) engage in any form of general solicitation or general advertising in connection with the offer and sale of the Special Warrants or the Underlying Securities, including but not limited to, causing the sale of the Special Warrants or the Underlying Securities to be advertised in any newspaper, magazine, printed public media, printed media or similar medium of general and regular paid circulation, broadcast over radio, television or telecommunications, including electronic display, or conduct any seminar or meeting relating to any offer and sale of the Special Warrants or Underlying Securities whose attendees have been invited by general solicitation or advertising.


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4.    PRELIMINARY PROSPECTUS.

The Company shall,  as soon as  practicable,  prepare and file under  applicable
Canadian Securities Laws of each of the Qualifying Provinces and use its commercially reasonable best efforts to obtain a decision document from the AMF under the MRRS evidencing that a receipt has been issued for the Preliminary Prospectus by each of the Securities Commissions.

5.    FINAL PROSPECTUS.

The Company shall  promptly  resolve all comments  received from the  Securities
Commissions  and as  soon  as  practicable  after  all  comments  of  Securities
Commissions have been satisfied with respect to the Preliminary Prospectus, prepare and file under applicable Canadian Securities Laws and use its commercially reasonable best efforts to obtain within 90 days of the Special Warrant Closing Date a decision document from the AMF under the MRRS evidencing that a receipt has been issued for the Final Prospectus by each of the Securities Commissions.

The Preliminary Prospectus and the Final Prospectus will also qualify the issuance of additional Common Shares to the public in order to ensure that there is a sufficient number of public shareholders to meet the listing requirements of the TSX Venture.

6.    DELIVERIES AT TIME OF FILING.

      (1) The Company shall deliver to the Agent contemporaneously with or prior to the filing of the Preliminary Prospectus or the Final Prospectus, as the case may be, with the Securities Commissions:

            (a) a copy of the Preliminary Prospectus or Final Prospectus, as the case may be, signed and certified;

            (b) signed copies of any other document required to be filed by the Company at the time of filing of each of the Preliminary Prospectus and the Final Prospectus under Canadian Securities Laws, including a copy of the Form 6 certificates of authentication in respect of the Final Prospectus signed and certified as required by the Canadian Securities Laws;

            (c) at the time of filing of each of the Preliminary Prospectus and the Final Prospectus, an opinion of McCarthy Tetrault addressed to the Agent, Agent's counsel and the Company, in form and substance satisfactory to the Agent, acting reasonably, to the effect that the French language version of each of the Preliminary Prospectus and Final Prospectus, as the case may be, except for the financial statements and notes to such statements and the related auditors' reports contained in the Preliminary Prospectus and the Final Prospectus (collectively, the "FINANCIAL INFORMATION") is in all material respects a complete and accurate translation of the English language version thereof, and that such English and French language versions are not susceptible to any materially different interpretation with respect to any matter contained therein;


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      (d)   at the time of filing of each of the Preliminary  Prospectus and the
            Final Prospectus, an opinion of Ernst & Young LLP addressed to the Agent, Agent's counsel and the Company, to the effect that the Financial Information contained in the Preliminary Prospectus and the Final Prospectus, as the case may be, is in all material respects, a complete and proper French translation of the English language versions thereof;

      (e) in the case of the Final Prospectus, a long-form comfort letter dated the date of the Final Prospectus, in form and substance satisfactory to the Agent, acting reasonably, addressed to the Agent and the board of directors of the Company from Ernst & Young LLP, with respect to the financial and accounting information contained in the Final Prospectus, which letter shall be based on a review by the applicable auditors within a cut-off date of not more than two Business Days prior to the date of the letter, and which letter shall be in addition to the auditors' consent letters and comfort letters addressed to the Securities Commissions; and

      (f) at the time of filing of the Final Prospectus, the Company shall cause McCarthy Tetrault to deliver to the Agent and its counsel a legal opinion dated and delivered at such time, in form and substance satisfactory to the Agent and its counsel, acting reasonably to the effect that:

            (i) the statements in the Prospectus under the heading "Canadian Federal Income Tax Considerations", subject to the qualifications, assumptions and restrictions set out thereunder, constitute a fair summary of the principal Canadian federal income tax considerations pursuant to the Income Tax Act generally applicable to a person who acquires Underlying Securities pursuant to the Prospectus and who, for the purposes of the Income Tax Act, is resident in Canada, holds the Underlying Securities as capital property and deals at arm's length with the Company and is not affiliated with the Company; and

            (ii) subject to the qualifications, assumptions and restrictions set out under "Canadian Federal Income Tax Considerations" in the Prospectus, the Underlying Securities are qualified investments for trusts governed by registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans under the Income Tax Act.

7.    SUPPLEMENTARY MATERIAL.

The Company shall also prepare and deliver promptly to the Agent and Agent's counsel English and French versions of all Supplementary Material signed and certified as required by the Canadian Securities Laws. Concurrently with the delivery of any Supplementary Material, the Company shall deliver to the Agent and Agent's counsel, with respect to such Supplementary Material, opinions and comfort letters substantially similar to those referred to in subsections 6(1)(c), (d) and (e).

8.    COMMERCIAL COPIES.

The Company shall cause commercial copies of the Preliminary Prospectus and the Final Prospectus to be delivered to the Agent without charge in such numbers and in such cities as the Agent may reasonably request on oral or written instruction from VMD to the Company or the printer of such documents given on or about the dates the Preliminary Prospectus and the Final Prospectus are filed in each of the Qualifying Provinces. Such delivery shall be effected as soon as practicable after the MRRS decision document has been issued by the AMF in respect thereof and, in any event, not later than 5:00 p.m. (Montreal time) on the day following the issuance of the MRRS decision document by the AMF in respect of the Prospectus. The Company shall similarly cause to be delivered commercial copies of the Supplementary Material required to be delivered, on request or otherwise, to the Agent. The commercial copies of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material shall be identical in content to the electronically transmitted versions thereof filed with Canadian securities regulatory authorities pursuant to the System for Electronic Document Analysis and Retrieval. The Agent shall cause to be delivered to holders of Special Warrants in the Qualifying Provinces copies of the Final Prospectus and any required Supplementary Material.

9.    REPRESENTATION AS TO PROSPECTUS AND SUPPLEMENTARY MATERIAL.

Delivery  of  the  Preliminary   Prospectus,   the  Final   Prospectus  and  any
Supplementary Material by the Company shall constitute the representation and warranty of each of the Company to the Agent and to the Purchasers that:

      (1) all information and statements (except information and statements relating solely to the Agent) contained in the Preliminary Prospectus or the Final Prospectus or any Supplementary Material, as the case may be, are true and correct in all material respects at the time of delivery thereof and contain no misrepresentation and that the Preliminary Prospectus, the Final Prospectus or any Supplementary Material, as the case may be, constitutes full, true and plain disclosure of all material facts relating to the Company and the Underlying Securities;

      (2) no material fact or information has been omitted therefrom (except facts or information relating solely to the Agent) which is required under the Canadian Securities Laws to be stated in such disclosure or is necessary to make the statements or information contained in such disclosure not misleading in light of the circumstances under which they were made;

      (3) the financial statements contained in the Preliminary Prospectus or the Final Prospectus or any Supplementary Material, as the case may be, accurately reflect the financial position of the Company as at the respective dates thereof and no material adverse change in the financial position of the Company has taken place since December 31, 2003; and

      (4)   such  documents   comply  with  the  requirements  of  the  Canadian
            Securities Laws.

Such deliveries shall also constitute the Company's consent to the Agent's use of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material, as the case may be, in connection with the distribution of the Underlying Securities and the Broker Warrants in compliance with this Agreement unless otherwise advised in writing.

10.   ADDITIONAL COVENANTS OF THE COMPANY.

The Company hereby covenants with the Agent and to the Purchasers that:

      (1) the Company shall duly execute and deliver the Special Warrant Indenture, the Purchase Warrant Indenture, the Escrow Agreement and the Compensation Option, each in form and substance satisfactory to the Agent, prior to the Special Warrant Closing Date;

      (2) the Company shall at all times prior to the filing of the Preliminary Prospectus and the Final Prospectus allow the Agent and its representatives to conduct all due diligence which the Agent may reasonably require to be conducted in order to fulfil its obligations as agent under Canadian Securities Laws and in order to enable the Agent to responsibly execute any certificate required to be executed by the Agent in connection with a Prospectus or Supplementary Material under Canadian Securities Laws;

      (3) the Company shall employ its best efforts to complete the Liquidity Transaction on or prior to August 31, 2004. If the Company has not yet filed the Preliminary Prospectus in the Qualifying Provinces and a listing application with the TSX Venture, by July 31, 2004, each Special Warrant exercised will entitle the holder thereof to increase by 10% the number of Common Shares and Purchase Warrants represented thereby without payment of any additional consideration;

      (4) the Company shall employ its best efforts to acquire 100% of the share capital of 3720161 Canada Corporation (doing business under the name Mobilair Integration) within 90 days following the Special Warrant Closing Date, failing which each Special Warrant exercised will entitle the holder thereof to increase by 10% the number of Common Shares and Purchase Warrants represented thereby without payment of any additional consideration;

      (5) the Company will fulfill, or cause to be fulfilled, all legal requirements to permit the issuance, offering and sale of the Special Warrants and the Underlying Securities including, without limitation, compliance with Canadian Securities Laws to enable the Special Warrants to be offered for sale and sold to purchasers in the Qualifying Provinces, through investment dealers or brokers registered under Canadian Securities Laws who have complied with the relevant provisions of such legislation ("REGISTRANTS") and to enable the Underlying Securities to be issued upon the exercise of the Special Warrants (including obtaining the Conversion Order);

      (6) the Company shall use its commercially reasonable best efforts to fulfill, at or prior to the Special Warrant Closing Date, each of the conditions set out in Section 16;

      (7) the Company will advise the Agent and each holder of Special Warrants (at each holder's address appearing in a register to be established and maintained by the Warrant Agent under the Special Warrant Indenture), promptly after receiving notice thereof, of the time when the Prospectus and any Supplementary Material has been filed and receipts therefor have been obtained and will provide evidence reasonably satisfactory to the Agent of each such filing and copies of such receipts;

      (8) the Company will advise the Agent, promptly after receiving notice or obtaining knowledge thereof, of: (i) the issuance by any Securities Commission of any order suspending or preventing the use of the Preliminary Prospectus, the Final Prospectus or any Supplementary Material; (ii) the suspension of the qualification of the Common Shares, the Purchase Warrants or the Compensation Option in any of the Qualifying Provinces; (iii) the institution, threatening or contemplation of any proceeding for any such purposes; or (iv) any requests made by any Securities Commission for amending or supplementing the Preliminary Prospectus or the Final Prospectus or for additional information; and will use its commercially reasonable efforts to prevent the issuance of any order referred to in (i) above and, if any such order is issued, to obtain the withdrawal thereof as quickly as possible;

      (9) the Company will keep the Agent fully informed on a timely basis of all material business and financial developments affecting the Company, the Subsidiaries and their respective businesses;

      (10) the Company shall retain, at its sole expense, if required by the Agent and subject to the approval of the Agent, acting reasonably, legal, accounting and tax advisors experienced in transactions similar to the Offering to work with the Agent to effect the Offering;

      (11)  the  Company   shall  file  the   required   notices,   reports  and
            attestations containing the prescribed information within the time limits prescribed by Canadian Securities Laws.

11.   MATERIAL CHANGES DURING DISTRIBUTION.

During the period from the date hereof to the Expiry Time, the Company shall promptly notify the Agent, or cause the Agent to be notified promptly, in writing of:

            (a) any change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company or either Subsidiary;

            (b) any material fact that has arisen or has been discovered which would have been required to have been stated in the Preliminary Prospectus or the Final Prospectus had the fact arisen or been discovered on, or prior to, the date of the Preliminary Prospectus or the Final Prospectus, as the case may be;

            (c) any change in any material fact (which for the purposes of this Agreement shall be deemed to include the disclosure of any previously undisclosed material fact) in the Preliminary Prospectus, the Final Prospectus or Supplementary Material, or the existence of any new material fact; and

            (d) any judicial, governmental or regulatory authority requesting any information, meeting or hearing related to the Offering, the Company or either Subsidiary or their respective businesses, which change or new material fact is, or may be, of such a nature as:

            (e) to render the Preliminary Prospectus, the Final Prospectus or Supplementary Material, as they exist taken together in their entirety immediately prior to such change or material fact, misleading or untrue or would result in any of such documents, as they exist taken together in their entirety immediately prior to such change or material fact, containing a misrepresentation;

            (f) would result in the Preliminary Prospectus, the Final Prospectus or any Supplementary Material, as they exist taken together in their entirety immediately prior to such change or material fact, not complying with any of the Canadian Securities Laws; or

            (g) would reasonably be expected to have a significant effect on the market price or value of the Common Shares.

During the period from the date hereof to the Expiry Time, the Company shall promptly comply with all applicable filing and other requirements under the Canadian Securities Laws arising as a result of any change, fact, event or circumstance referred to in this Section and shall prepare and file under all applicable Canadian Securities Laws, with all possible dispatch, and in any event within any time limit prescribed under applicable Canadian Securities Laws, any Supplementary Material as may be required under applicable Canadian Securities Laws; provided that the Company shall allow the Agent and its counsel to participate fully in the preparation of any Supplementary Material and to conduct all due diligence investigations which the Agent may reasonably require in order to fulfil its obligations as Agent under Canadian Securities Laws and in order to enable the Agent to execute responsibly any certificate required to be executed by it in any Supplementary Material and the Agent shall have approved the form of any Supplementary Material, such approval not to be unreasonably withheld and to be provided in a timely manner.

The Company shall in good faith discuss with the Agent any fact or change in circumstances (actual, anticipated, contemplated or threatened, and financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to this Section 11.

The delivery to the Agent of Supplementary Material shall constitute a representation and warranty to the Agent by the Company with respect to the Prospectus as amended, modified or superseded by such Supplementary Material and by any Supplementary Material previously delivered to the Agent as aforesaid, to the same effect as set forth in Section 9. Such delivery shall also constitute the consent of the Company to the use of the Prospectus, as amended, modified or superseded, by the Agent in connection with the distribution of securities hereunder.

12.   CHANGE IN CANADIAN SECURITIES LAWS.

If prior to the Expiry Time, there shall be any change in Canadian Securities Laws which in the opinion of counsel to the Company or of counsel to the Agent, acting reasonably, requires the filing of Supplementary Material, the Company shall, to the satisfaction of its counsel and the Agent's counsel, each acting reasonably, promptly prepare and file, or cause to be promptly prepared and filed, such Supplementary Material with the appropriate Securities Commissions in the Qualifying Provinces where such filing is required.

13. (A)   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Agent and to the Purchasers that:

      (a) the Company is a company duly incorporated and organized and validly subsisting under the laws of Delaware and has all requisite power, capacity and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and to enter into and deliver this Agreement and the other Transaction Agreements to which it is or will become a party and to perform its obligations hereunder and thereunder;

      (b) each Subsidiary has been duly created or incorporated and organized under the laws of the jurisdiction in which it has been created or incorporated and has all requisite power, capacity and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, the Company has no subsidiaries other than the Subsidiaries;

      (c) all necessary action has been taken by the Company to authorize the execution and delivery by the Company of this Agreement, the other Transaction Agreements, the certificates representing the Special Warrants (the "SPECIAL WARRANT CERTIFICATES"), the certificates representing the Common Shares, Purchase Warrants, the Compensation Option and Broker Warrants and the performance by the Company of its obligations hereunder and thereunder, including the issuance of the Special Warrants, the Underlying Securities, the Compensation
            Option, the Broker Warrants and the Common Shares which may be acquired upon the exercise of the Purchase Warrants and the Broker Warrants; and this Agreement, each of the Transaction Agreements, the Special Warrant Certificates and the
            certificates representing the Purchase Warrants, the Compensation Option and Broker Warrants have been or will be at the Special Warrant Closing (or will be, upon issuance thereof, in the case of the certificates representing the Common Shares, the Broker Warrants and the Purchase Warrants) duly executed and delivered and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of a court);

      (d) the Company has all requisite power, capacity and authority to execute and deliver each of the Preliminary Prospectus and the Final Prospectus and to file such documents with the Securities Commissions, and all necessary action has been taken by the Company to authorize the execution and delivery of the Preliminary Prospectus and the Final Prospectus and the filing of each of them with the Securities Commissions (or all such necessary action will have been taken by the Company prior to the time of the filings of the Preliminary Prospectus and the Final Prospectus);

      (e)   the Financial Information when included in the Prospectus:

            (i) will be in accordance with the books, records and accounts of the Company;

            (ii) will be true and correct and present fairly the results of operations and the financial position of the Company on a consolidated basis for the periods ended on, and as at, the dates indicated;

            (iii) will have been prepared in accordance  with Canadian or United
                  States generally accepted accounting principles consistently applied; and

            (iv) will present fairly all of the assets and liabilities of the Company on a consolidated basis as at the dates indicated including all contingent liabilities of the Company on a consolidated basis as at the dates indicated;

      (f) the audited consolidated balance sheet of the Company as at December 31, 2003 and the consolidated statements of operations and comprehensive loss, stockholders' equity and cash flows for the fiscal year then ended, together with the report of Ernst & Young LLP thereon and the notes thereto:

            (i) are in accordance with the books, records and accounts of the Company;

            (ii) are true and correct and present fairly the results of operations and the financial position of the Company on a consolidated basis for the periods ended on, and as at, the dates indicated therein;

            (iii) have been  prepared  in  accordance  with  Canadian  or United
                  States generally accepted accounting principles consistently applied; and

            (iv) present fairly all of the assets and liabilities of the Company on a consolidated basis as at the dates indicated therein including all contingent liabilities of the Company on a consolidated basis as at the dates indicated;

      (g) the Company is authorized to issue 100,000,000 Shares of which 80,000,000 shares are designated as common stock, par value US$0.0001 per share and 20,000,000 shares are designated preferred stock, par value US$0.0001 per shares.. As at the date hereof, 30,124,005 Common Shares are issued and outstanding as fully paid and non-assessable, not including the committed or reserved shares of common stock to be issued as per the disclosure made in the Form 10-KSB dated April 14, 2004 filed with the United States Securities and Exchange Commission (the "FORM 10-K") and the 50,000 shares of common stock to be issued to Gottbetter & Partners LLP;

      (h) all the outstanding shares of each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, to the knowledge of the Company, have not been issued in violation of or subject to any pre-emptive right arising under the certificate of incorporation or the law of its jurisdiction of incorporation, co-sale right, right of first refusal or other similar right;

      (i) Computershare Trust Company of Canada has been duly appointed as Warrant Agent under the Special Warrant Indenture and the Purchase Warrant Agent under the Purchase Warrant Indenture;

      (j) Lavery, de Billy has been duly appointed as Escrow Agent under the Escrow Agreement;

      (k) Continental Stock Transfer & Trust Company has been duly appointed as registrar and transfer agent of the Common Shares;

      (l) except as has been publicly disclosed by the Company, since December 31, 2003 (i) there has not been any material change or a change in material fact (actual, threatened or contemplated) in the business, affairs, operations, business prospects, assets, liabilities or obligations, contingent or otherwise, or capital of the Company or either Subsidiary; and (ii) there has been no transaction entered into by the Company or either Subsidiary, other than those in the ordinary course of business;

      (m) other than as disclosed in the Form 10 - K, no person now has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option (including convertible or exchangeable securities or warrants) for the purchase, subscription for or issuance of securities of any kind of the Company or either Subsidiary, other than pursuant to this Agreement;

      (n) the execution and delivery of this Agreement and the other Transaction Agreements, and the fulfilment of the terms hereof and thereof by the Company, and the issuance, sale and delivery of the Special Warrants to be issued and sold by the Company, the issuance of the Underlying Securities upon exercise of the Special Warrants, the issuance of the Compensation Option, the issuance of the Broker Warrants upon the exercise of the Compensation Option and the issue of Common Shares upon the exercise of the Purchase Warrants and the Broker Warrants do not and will not:

            (i) require the consent, approval, authorization, registration or qualification of or with, or any filing with, any governmental authority, stock exchange, Securities Commission or other regulatory commission or agency or third party, except those that are required under applicable Canadian Securities Laws or stock exchange regulations, all of which have been obtained or made (except for a filing of a notice of exempt distribution containing the prescribed information in the province of Quebec, a report on Form 45-501F1 in the province of Ontario or the Form 45-103F4 or equivalents in other jurisdictions, or

            (ii) result in a breach of or default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or default under, and do not and will not conflict:

                        I. with any of the provisions of the articles, by-laws or resolutions of the shareholders, directors or any committee of directors of the Company or any indenture, agreement or other instrument to which the Company is a party or by which it is contractually bound; or

                        II. with any statute, rule, regulation or law applicable
                            to the Company, including, without limitation, the Canadian Securities Laws or any judgment, order or decree of any governmental body, agency, commission, tribunal or court having jurisdiction over the Company;

      (o) other than the proposed acquisition of 3720161 Canada Corporation, no reorganization, amalgamation, merger, acquisition or disposition of assets not in the ordinary course of business by the Company or any of its Subsidiaries or other change in the business, operations or capital of the Company or either Subsidiary is pending;

      (p) each of the Company and the Subsidiaries holds all permits, by-laws, licences, concessions, waivers, exemptions, consents, certificates, registrations, authorizations, approvals, rights, rights of way and entitlements and the like which are required from any governmental authority or any other person required or necessary to conduct its business and activities as currently conducted and all such permits, by-laws, licences, waivers, exemptions, consents, certificates, registrations, authorizations, approvals, rights, rights of way and entitlements and the like are in full force and effect and in good standing;

      (q) each of the Company and the Subsidiaries has conducted and is conducting its activities or business in material compliance with all applicable laws, by-laws, rules and regulations, including but not limited to those in respect of anti-pollution and environmental protection, of each jurisdiction in which it carries on or has carried on business and the Company is not aware of any such applicable law, by-law, rule or regulation currently in force or proposed to be brought into force by any governmental authority which the Company anticipates the Company or a Subsidiary will be unable to comply with without materially adversely affecting the Company's or such Subsidiary's business;

      (r) each of the Company and the Subsidiaries is duly licensed, registered or qualified in all jurisdictions in which it owns, leases or operates its properties or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated and all such licenses, registrations and qualifications are valid and subsisting and in good standing;

      (s) subject to the rights granted to La Financiere du Quebec by 3720161 Canada Corporation, the Company has good and marketable title to all of its assets, free and clear of all charges, hypothecs, mortgages, encumbrances or other liens. No other property rights are necessary for the conduct of the Company's business in respect of such material assets. There are no restrictions on the ability of the Company to use, transfer or otherwise exploit any such property rights, and to the knowledge of the Company, there is no claim or basis for a claim that may adversely affect such rights;

      (t) there is no claim, action, suit, proceeding or investigation (whether or not purportedly on behalf of the Company or the Subsidiaries) pending or, to the knowledge of the Company, threatened against or affecting the Company or either Subsidiary or any of their properties, or to which the Company or either Subsidiary is or may be a party or to which any property of the

            Company or either Subsidiary is or may be subject, at law or in equity, or before or by any federal, provincial, municipal or other governmental department, commission, board or agency, domestic or foreign, which is, or could reasonably be expected to, individually or in aggregate, result in a material adverse effect to the Company or either Subsidiary, or which questions the validity of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, or any of the other Transaction Agreements;

      (u) no default exists under and no event has occurred which, after notice or lapse of time or both, or otherwise, would constitute a default under or breach of, by the Company or either Subsidiary, any material obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, mortgage, loan agreement, note, lease, licence or other agreement or instrument to which the Company or a Subsidiary is or will be a party or by which either of them or any of their respective properties may be bound and which would have a material adverse effect on the Company. Subject to the default of 3720161 Canada Corporation of its obligations under the Loan Agreement entered into on August 2, 2002 by La Financiere du Quebec and accepted by 3720161 Canada Corporation on August 8, 2002 (the "FINANCIERE LOAN") and of its obligations under the related movable hypothec granted by 3720161 Canada Corporation to La Financiere du Quebec on August 21, 2002, to the knowledge of the Company, no party to any contract, indenture, trust deed, mortgage, loan agreement, note, lease, license or other agreement or instrument which the Company or a Subsidiary is a party is in material default or breach of such contract, indenture, trust deed, mortgage, loan agreement, note, lease, license or other agreement or instrument. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of the Company has been issued or made by any Securities Commission or stock exchange or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the best of the Company's knowledge, contemplated or threatened by any such authority or under the applicable securities laws in each province and territory of Canada;

      (v) no agreement is currently in force or effect which in any manner affects the voting or control of any of the securities of the Company;

      (w) none of the Company or the Subsidiaries has committed any act of bankruptcy or is insolvent, nor have any of them proposed a compromise or arrangement to its creditors generally, had a petition for a receiving order in bankruptcy filed against it, made a voluntary assignment in bankruptcy, taken any proceedings with respect to a compromise or arrangement, taken any proceedings to have itself declared bankrupt, wound-up or dissolved, taken any proceedings to have a receiver appointed over any of its property or assets, and no proceedings have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened for any execution or distress against their respective property or assets;

      (x) other than filing its US tax return for the year ended December 31, 2003, all taxes (including income tax, capital tax, payroll taxes, employer health tax, workers' compensation payments, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, deductions, charges or withholdings and all liabilities with respect thereto and any penalty and interest payable with respect thereto, and whether disputed or not, (collectively, "TAXES") due and payable by the Company and each Subsidiary have been paid. All tax returns, declarations, remittances and filings that are required to be filed by the Company and each Subsidiary have been filed in proper and timely fashion with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them misleading except where the failure to file such documents would not constitute an adverse material fact of the Company and the Subsidiaries or result in an adverse material change to the Company and the Subsidiaries. To the knowledge of the Company, no examination of any tax return of the Company or either Subsidiary is currently in progress and there are no issues or disputes outstanding with any governmental authority respecting any Taxes that have been paid, or may be payable, by the Company and either Subsidiary except where such examinations, issues or disputes would not constitute an adverse material fact of the Company and the Subsidiaries or result in an adverse material change to the Company and the Subsidiaries. The Company and each Subsidiary have withheld from each payment made to present or former employees, officers and directors, and to all non-residents of Canada within the meaning of the Income Tax Act all amounts required to be withheld by applicable governmental authorities and has remitted such amounts as and when required to the appropriate governmental bodies. The Company and each Subsidiary have remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums and other Taxes payable in respect of their employees, officers and directors and have remitted such amounts to the proper governmental bodies as and when required. The Company and each Subsidiary have charged, collected and remitted as and when required all Taxes as required under applicable legislation on any sale, supply or delivery whatsoever, made by the Company or such Subsidiary;

      (y) there are no existing or, to the best knowledge of the Company, threatened labour disputes with the employees of the Company or of either Subsidiary, and the Company is not aware of any existing or imminent labour disturbance by the employees of any of its principal contractors which would reasonably be expected to materially adversely affect the Company or either Subsidiary;

      (z) the Company has full corporate power and authority to issue the Special Warrants, the Underlying Securities and the Compensation Option, to issue the Broker Warrants upon the exercise of the Compensation Option, and to issue the Common Shares upon the exercise of the Purchase Warrants and the Broker Warrants and, at the Special Warrant Closing Date:

            (i) each of the Special Warrants and the Compensation Option will be duly and validly created, authorized and issued,

            (ii) the Purchase Warrants issuable upon the exercise of the Special Warrants will be duly and validly created, authorized, allotted and reserved for issuance upon such exercise and will, upon exercise of the Special Warrants accordance with the terms of the Special Warrant Indenture, be validly issued,

            (iii) the Common  Shares  issuable  upon the exercise of the Special
                  Warrants and the Purchase Warrants will be duly and validly authorized, allotted and reserved for issuance upon such exercise and will, upon exercise of the Special Warrants in accordance with the terms of the Special Warrant Indenture or the Purchase Warrants in accordance with the terms of the Purchase Warrant Indenture, be validly issued and be fully paid and non-assessable,

            (iv) the Broker Warrants issuable upon the exercise of the Compensation Option will be duly and validly authorized, allotted and reserved for issuance upon such exercise and will, upon exercise of the Compensation Option in accordance with the terms of the Compensation Option certificates, be validly issued, and

            (v) the Common Shares and Purchase Warrants issuable upon the exercise of the Broker Warrants will be duly and validly authorized, allotted and reserved for issuable upon such exercise and will, upon exercise of the Broker Warrants in accordance with the terms of the Broker Warrants, be validly issued and be fully paid and non-assessable;

      (aa) the corporate records and minute books of the Company contain complete and accurate minutes, in all material respects and of all material decisions, of all meetings and resolutions of the directors (and any committees thereof) and shareholders of the Company;

      (bb) the statements set forth in the information filed by or on behalf of the Company with the Securities Commissions were true, correct and complete and did not contain any misrepresentation as of the date of each document or statement included therein;

      (cc) except as contemplated in this Agreement, there is no person, firm or corporation acting for the Company entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder;

      (dd) all assets of the Company and each Subsidiary are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent industry participants for comparable operations, or the Company has solicited bids from insurance companies to secure such coverage, and such coverage is in full force and effect and none of the Company or the Subsidiaries has failed to promptly give any notice or present any material claim thereunder; and

      (ee)  in connection with Intellectual  Property and Intellectual  Property
            Rights:

            (i) each of the Company and its Subsidiaries is an owner of, or has the sole and exclusive or non-exclusive right to use pursuant to a license or sub-license agreement, including pursuant to the license agreements set out in Schedule 13(ee) (the "LICENSE AGREEMENTS"), all Intellectual Property and Intellectual Property Rights required for the operation of their respective businesses (collectively referred to in this Agreement as "THE COMPANY'S MATERIAL IP");

            (ii) to the knowledge of the Company, none of the Company's Material IP has been derived, in whole or in part, from the Intellectual Property or Intellectual Property Rights of any other person other than Intellectual Property or Intellectual Property Rights that have been acquired by the Company or its Subsidiaries or that are the subject of a license or sub-license in favour of the Company or its Subsidiaries from another person;

            (iii) neither  the  Company  nor its  Subsidiaries  has  granted any license or other rights to any other person in respect of the Company's Material IP other than in the ordinary course of the business and in compliance with its licenses or other agreements relating to the Company's Material IP;

            (iv) to the knowledge of the Company, after due enquiry of and review with applicable legal counsel, the Company's and its Subsidiaries' Intellectual Property Rights are valid and legally enforceable and the Company acknowledges that no patents have yet been issued relating to the Company's Material IP. Without limitation, to the knowledge of the Company, after due enquiry of and review with applicable legal counsel, no event has occurred during the registration or filing of, or during any proceeding relating to, the Company's and its Subsidiaries' Intellectual Property Rights that would make such rights invalid or unenforceable or which materially adversely affects the right of the Company or its Subsidiaries to use any of the Company's Material IP;

      (v) the Company and its Subsidiaries shall take and continue to take all commercially reasonable steps to ensure the prompt protection, prosecution, issuance and maintenance of the Company's and its Subsidiaries' Intellectual Property Rights and maintain them in full force and effect;

      (vi) to the knowledge of the Company, there is no Intellectual Property of any person which impairs or prevents the development, manufacture, marketing, use, sale, lease, license and service of products of the Company or the Subsidiaries, now existing or under development by the Company or a Subsidiary, or the use of any process or know-how owned or licensed by the Company or its Subsidiaries, or currently under development by the Company or its Subsidiaries;

      (vii) to the knowledge of the Company, none of the development, manufacture, marketing, use, sale, lease, license, sub-license and service of the products, processes or know-how of the Company and its Subsidiaries, now existing or under development by the Company or its Subsidiaries, infringes or will infringe any existing Intellectual Property or Intellectual Property Rights of any person. None of the Company and the Subsidiaries has received any notice, complaint or claim alleging infringement, anywhere in the world, of the Intellectual Property or Intellectual Property Rights of any person resulting from the use of the Company's Material IP by the Company or its Subsidiaries;

      (viii)none of the development, manufacture, marketing, use, sale, lease, license and service of any of the products, processes or know-how of the Company or the Subsidiaries, either existing or under development by the Company or a Subsidiary, violates or, to the knowledge of the Company, will violate, any contract to which the Company or such Subsidiary is a party;

      (ix) the License Agreements do not conflict with any other agreement, order or judgment to which the Company or its Subsidiaries are a party of or by which they are bound, other than the Financiere Loan and related hypothec;

      (x)   the Company's Material IP has commercial viability and utility;

      (xi) none of the Company's Material IP has been or is being infringed by an unauthorized third party;

      (xii) the Company has ensured after proper due diligence that the licensors who have granted the license rights under the License Agreements to the Company have not granted any rights to third parties that may prevent the Company from freely using the license rights, other than the Financiere Loan and related hypothec;

      (xiii)neither a government, a research centre nor a university holds any rights on the license rights under the License Agreements;

      (xiv) the Company has constantly used its best efforts to commercialize the Company's Material IP;

      (xv) the Company's Material IP is and shall continue to be fully insured for general liability and product liability;

      (xvi) the Company has ensured that, other than the Financiere Loan and related hypothec, the licensors who have granted the license rights under the License Agreements have full and exclusive ownership of all Intellectual Property and Intellectual Property Rights covered under the License Agreements and that such rights are valid;

      (xvii)the Company has ensured that the trademarks it may be allowed to use under the License Agreements are valid and do not infringe any third parties rights;

    (xviii) the Company has ensured that the licensors who have granted the license rights under the License Agreements shall protect and enforce the licensed Intellectual Property and Intellectual Property Rights and that they will hold harmless and indemnify fully the Company;

      (xix) the Company has ensured that the commercial proposal initiated by Mobilair in March 2003 has not impacted negatively on the license rights granted under the License Agreements and will not do so in the future;

      (xx) the Company has received no verbal or written notice of default or early termination notice of any of the License Agreements;

      (xxi) all the source code escrow agreements that the Company has entered into or the undertakings it may have made in regards to any source code escrow agreement does not allow any third party ownership rights on the Company's Material IP at any time;

     (xxii) the Company has ensured that it has reserved the domain names it is presently using and will continue to do so;

    (xxiii) the Company has ensured after proper due diligence that all creators of the license rights granted to the Company under the License Agreements have duly waived all their moral rights in favour of the licensors;

     (xxiv) all third party software it may need to freely exploit the Company's Material IP have been duly obtained by the Company and it is not in default of any of its obligations toward the third party software owners;

      (xxv) the Company is not in default in any manner under the License Agreements;

     (xxvi) the Company's Material IP has not been pledged, mortgaged or in any way encumbered, other than pursuant to the Financiere Loan and related hypothec;

    (xxvii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not breach, violate or conflict with any instrument or agreement to which the Company or its Subsidiaries is a party, governing any of the Company's Material IP and will not cause the forfeiture or termination, or give rise to a right of forfeiture or termination, of any of the Company's or its Subsidiaries' Intellectual Property Rights or in any way impair the right of the Company or its Subsidiaries to use, sell, license, sub-license or dispose of any of the Company's Material IP, or bring any action for breach or infringement of the Company's or its Subsidiaries' Intellectual Property Rights;

   (xxviii) the Company and each  Subsidiary  has entered  into an  agreement with all appropriate employees, consultants and contractors of the Company or such Subsidiary, pursuant to which the Intellectual Property developed by them during the term of their relationship with the Company or such Subsidiary and relating to the business of the Company or such Subsidiary, is owned solely, and without any restrictions or obligations whatsoever, by the Company or such Subsidiary. The Company and each Subsidiary has taken all commercially reasonable steps (including, without limitation, entering into confidentiality or non-disclosure agreements with all appropriate employees, consultants and contractors of the Company or such Subsidiary, and any other persons with access to or knowledge of the Company's Material IP) to safeguard and maintain the confidentiality of the Company's confidential information, proprietary information, trade secrets and know-how of the Company and such Subsidiary and the ownership of the Company's Intellectual Property Rights. To the knowledge of the Company, all confidential information, proprietary information, trade secrets and know-how of the Company and each Subsidiary and all proprietary technical information developed by and belonging to the Company or each Subsidiary which has not been copyrighted or patented has been kept confidential; and

     (xxix) to the knowledge of the Company, no current or former director, employee, consultant or contractor of the Company or either
            Subsidiary is in violation of any term of any confidentiality, non-disclosure, proprietary rights, intellectual property or other similar agreement, or any provision of any employment or other agreement relating to the Company's Material IP between such person and the Company or such Subsidiary or, in the case of the senior officers of the Company, between any such officer and any former employer of such officer.

13.   (B) REPRESENTATIONS AND WARRANTIES OF THE AGENT.

The Agent represents and warrants to the Company and acknowledges that the Company is relying upon such representations and warranties in performing its obligations hereunder, that at the Special Warrant Closing Date:

      (a) in respect of the Offering, the Agent has complied with, or will comply with, the Canadian Securities Laws and all applicable laws of the jurisdictions outside Canada in which it has offered Special Warrants;

      (b) the Agent and its representatives have not engaged in or authorized, and will not engage in or authorize, any form of general solicitation or general advertising in connection with or in respect of the Special Warrants or the Underlying Securities in any newspaper, magazine, printed media of general and regular paid circulation or any similar medium, printed public media, broadcast over radio, television or telecommunications, including electronic display, or conducted any seminar or meeting concerning the offer or sale of the Special Warrants or the Underlying Securities whose attendees have been invited by any general solicitation or general advertising;

      (c) the Agent has not and will not solicit offers to purchase or sell the Special Warrants so as to require the filing of a prospectus with respect thereto or the provision of a contractual or statutory right of action or equivalent remedy under the laws of any jurisdiction, including without limitation, the United States or any state thereof; and

      (d) the Agent will, subject to compliance by the Company with its obligations hereunder and provided that it shall, as determined by the Agent in its sole discretion, otherwise be responsible for the Agent to do so, execute and deliver to the Company any certificate required to be executed by it under Canadian Securities Laws in connection with the Preliminary Prospectus, the Final Prospectus and any Supplementary Material.

14.   SPECIAL WARRANT CLOSING DELIVERIES.

The purchase and sale of the Special Warrants under the Offering shall be completed at the Closing Time at the offices of McCarthy Tetrault in Montreal, or at such other place as the Agent and the Company may agree upon. At or prior to the Closing Time, the Company shall duly and validly deliver to the Agent certificates in definitive form representing Special Warrants registered in the names of such Purchasers or such other names as the Agent shall have directed, against payment to the Company of the aggregate subscription price of the Special Warrants sold, in lawful money of Canada by certified cheques or banker's drafts payable at par in the City of Montreal against delivery of a receipt therefor. The Company shall contemporaneously pay the Agent's Commission to the Agent in lawful money of Canada, by certified cheque or banker's draft payable in the City of Montreal, against delivery of a receipt therefor and deliver the Compensation Option to the Agent, or such other person or persons as shall be designated by the Agent on or prior to the Closing Time, to acquire the Broker Warrants. Notwithstanding the foregoing, the Agent and the Company may discharge their payment obligations under this Section 14, and the Company may discharge its payment obligations under Section 18, by delivery of certified cheques or bank drafts from the Agent to the Company equal to the aggregate purchase price for the Special Warrants issued and sold by it less the applicable Agent's Commission.

15.   DELIVERY OF CERTIFICATES TO WARRANT AGENT.

The Company shall, prior to the Special Warrant Closing Date, make all necessary arrangements for the delivery of definitive certificates representing such number of the Special Warrants registered in such names as shall be designated by the Agent at or prior to the Closing Time. The Company shall pay all fees and expenses payable to the Warrant Agent in connection with the preparation, delivery, certification and exchange of the Special Warrants in accordance with the terms and conditions hereof and the fees and expenses payable to the Warrant Agent in connection with the initial or additional transfers as may be required for a period of 30 Business Days following the Special Warrant Closing Date in the course of the distribution of the Special Warrants.

16.   SPECIAL WARRANT CLOSING CONDITIONS.

The obligation of the Purchasers to purchase the Special Warrants at the Closing Time shall be conditional upon the fulfilment at or before the Closing Time of the following conditions which may be waived in writing in whole or in part by the Agent on behalf of the Agent and the Purchasers:

(1) each of the Transaction Agreements shall have been executed and delivered by the parties thereto, all such Transaction Agreements shall be in form and substance satisfactory to the Agent and each of the parties thereto shall have performed such of their obligations thereunder which are to be performed or completed at or prior to the Closing Time to the satisfaction of the Agent;

(2) the Company shall deliver to the Agent, at the Closing Time, a certificate dated the Special Warrant Closing Date addressed to the Agent and the Purchasers and signed by the President and Chief Executive Officer of the Company and the Chief Financial Officer of the Company, on behalf of the Company, or such other senior officer(s) of the Company as may be acceptable to the Agent, certifying for and on behalf of the Company and without personal liability, after having made due enquiries, to the effect that:

            (i) the representations and warranties of the Company contained herein are true and correct as at the Closing Time, with the same force and effect as if made on and as at the Closing Time after giving effect to the transactions contemplated hereby;

            (ii) no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Special Warrants or the Underlying Securities, has been issued by any Securities Commission and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such officers, contemplated or threatened by any Securities Commission;

            (iii) the Company has complied  with all the covenants and satisfied all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time; and

            (iv)  such other matters as the Agent may reasonably request;

(3) the Agent shall have received a certificate dated the Special Warrant Closing Date signed by the Chief Executive Officer of the Company or any other senior officer of the Company, as may be acceptable to the Agent, in form and content satisfactory to the Agent's counsel, acting reasonably, with respect to:

      (a)   the articles of incorporation and by-laws of the Company;

      (b) the resolutions of the board of directors of the Company relevant to the issue and sale of the Special Warrants and the Underlying Securities by the Company, the issuance of the Compensation Option and the Broker Warrants by the Company to the Agent and the issuance of the Common Shares issuable upon exercise of the Purchase Warrants and the Broker Warrants and the authorization of the Transaction Agreements; and

      (c)   the incumbency and signatures of signing officers of the Company;

(4) the Company shall deliver to the Agent, at the Closing Time, a certificate dated the Special Warrant Closing Date addressed to the Agent and the Purchasers and signed by the President and Chief Executive Officer of the Company and the Chief Financial Officer of the Company, personally, or such other senior officer(s) of the Company as may be acceptable to the Agent, to the effect that the representations and warranties of the

      Company contained herein are true and correct as at the Closing Time, with the same force and effect as if made on and as at the Closing Time after giving effect to the transactions contemplated hereby;

(5) the Subscription Agreements shall have been executed and delivered by the Company in form and substance satisfactory to the Agent and its counsel, acting reasonably;

(6) the Agent shall have received a certificate dated the Special Warrant Closing Date from Continental Stock Transfer & Trust Company in form satisfactory to the Agent setting out the number of Common Shares issued and outstanding as at the Special Warrant Closing Date;

(7) the Agent shall have received a favourable legal opinion from the Company's counsel and where appropriate, local counsel, addressed to the Agent, Agent's counsel and the Purchasers with respect to such matters as the Agent may reasonably request relating to the transactions contemplated hereunder, in form and substance satisfactory to the Agent's counsel, acting reasonably, including to the effect that:

            (i) the Company has been duly created and organized and is validly existing under the laws of Delaware, and has all requisite power, capacity and authority to own its properties and assets, to carry on its business, to enter into this Agreement and the other Transaction Agreements and perform its obligations hereunder and thereunder and to issue the Special Warrants, the Underlying Securities issuable upon the exercise of the Special Warrants, the Compensation Option, the Broker Warrants issuable upon the exercise of the Compensation Option and the Common Shares issuable upon the exercise of the Purchase Warrants and Broker Warrants;

            (ii) all necessary action has been taken by the Company to authorize each of the Transaction Agreements, the Special Warrant Certificates and the certificates representing the Compensation Option, and each of these has been, or will at the Closing Time be, duly executed and delivered by the Company and is or shall be, as the case may be, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and to the discretion of the courts in granting equitable remedies, including the remedies of specific performance and injunction, and subject to usual limitations on the enforcement of rights of indemnity or contribution), and the execution and delivery of each such agreement or certificate and the performance of the terms and conditions hereof and thereof by the Company, and the issuance, sale and delivery, as the case may be, of the Special Warrants, the Underlying Securities, the Compensation Option, the Broker Warrants and the Common Shares issuable upon the exercise of the Purchase Warrants and the Broker Warrants will not result in a breach of, and will not create a state of facts which, after notice or lapse of time, or both, will result in a breach of, any applicable laws or any of the terms, conditions or provisions of the articles or any by-laws or resolutions of the Company;

            (iii) all  necessary  action  has  been  taken  by  the  Company  to authorize the creation of the Special Warrants, the issue and sale of the Special Warrants to the Purchasers, the issue of the Underlying Securities issuable upon exercise of the Special Warrants, the issue of the Compensation Option to the Agent, the issue of the Broker Warrants upon the exercise of the Compensation Option, and the issue of the Common Shares upon the exercise of the Purchase Warrants and the Broker Warrants;

            (iv) no consent, approval, authorization or order of or filing, registration or qualification with any court, governmental agency, commission or body or regulatory authority is required for the execution and delivery of the Transaction Agreements or the performance by the Company of its obligations under the Transaction Agreements or the consummation of the transactions contemplated therein, except for such as have been made or obtained;

            (v) the Special Warrants have been validly created and issued and the Purchase Warrants to be issued on the exercise of the Special Warrants have been validly created and such Purchase Warrants will be, upon due exercise of the Special Warrants, validly issued and the Common Shares to be issued on the exercise of the Special Warrants and the Purchase Warrants have been set aside and reserved for issuance and such Common Shares will be, upon due exercise of the Special Warrants or the Purchase Warrants, as the case may be, issued as fully paid and non-assessable Common Shares of the Company and the Special Warrants, the Common Shares and the Purchase Warrants have the attributes and characteristics contemplated by this Agreement;

            (vi) the Compensation Option has been validly created and issued and the Broker Warrants to be issued on the exercise of the Compensation Option have been validly created and such Broker Warrants will be, upon due exercise of the Compensation Option, validly issued and the Compensation Option and Broker Warrants have the attributes and characteristics contemplated by this Agreement;

            (vii) the Common  Shares and  Purchase  Warrants to be issued on the exercise of the Broker Warrants have been set aside and reserved for issuance and such Common Shares and Purchase Warrants will be, upon the due exercise of the Broker Warrants, issued as fully paid and non-assessable Common Shares and Purchase Warrants of the Company;

            (viii)the  issuance  and  sale  of  the  Special   Warrants  to  the
                  Purchasers has been effected in such a manner as to be exempt, either by statute or regulation or order, from the prospectus and registration requirements of the Canadian Securities Laws subject to the filing of all necessary reports, certificates or undertakings required to be filed pursuant to the Canadian Securities Laws;

            (ix) the issuance of the Underlying Securities by the Company upon the exercise of the Special Warrants pursuant to the terms thereof prior to the issuance of a receipt for a Final Prospectus in each of the Qualifying Provinces shall be exempt from the prospectus and registration requirements of the Canadian Securities Laws;

            (x) upon the issuance of a receipt for the Final Prospectus in each of the Qualifying Provinces prior to the exercise of the Special Warrants, the Underlying Securities qualified for distribution by the Final Prospectus will not be subject to any statutory hold period under the Canadian Securities Laws and no other documents are required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities required to be obtained under Canadian Securities Law in connection with the first trade of such securities by such party through Registrants registered under the Canadian Securities Law who have complied with such applicable laws (unless such trade is a trade from a "control block" within the meaning ascribed to that term in applicable Canadian Securities Laws and subject to the usual qualifications);

            (xi) each of the forms of certificate representing the Common Shares, the Purchase Warrants, the Compensation Option, the Broker Warrants and the Special Warrants has been duly approved by the Company;

            (xii) as at the  Closing  Time,  as to  the  authorized  and  issued capital of the Company;

            (xiii)Computershare  Trust Company of Canada has been duly appointed as Warrant Agent under the Special Warrant Indenture and the Purchase Warrant Agent under the Purchase Warrant Indenture; and

            (xiv) such other matters as the Agent may reasonably request.

      In giving the opinions contemplated above, counsel to the Company shall be entitled to rely, as to matters of fact not within their knowledge, upon a certificate of fact from responsible persons in a position to have knowledge of such facts and their accuracy. The Company agrees that the aforesaid legal opinion, certificate and covenant delivered at the Closing Time will also be addressed to the Purchasers and that the Agent may deliver copies thereof to such Purchasers; and

(8) if any Special Warrants are sold in transactions requiring an exemption from the registration requirements under the U.S. Securities Act, the Company shall cause a favourable legal opinion of U.S. counsel to be delivered to the Agent and its counsel to the effect that no registration of the Special Warrants is required under the U.S. Securities Act, such opinion to be subject to such qualifications and assumptions as the Agent and its counsel may agree, acting reasonably.

17.   RIGHTS OF TERMINATION.

(1) LITIGATION. If any inquiry, action, suit, investigation or other proceeding, whether formal or informal, is instituted, announced or threatened or any order is made by any federal, provincial or other governmental authority in relation to the Company or either Subsidiary or any law or regulation is promulgated, changed or announced, which, in the sole opinion of the Agent, acting reasonably, operates to prevent or materially restrict the distribution or trading of the Special Warrants, the Underlying Securities or any other securities of the Company or which has or may have a material adverse effect on the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company and the Subsidiaries, taken as a whole, the market price or value of the Special Warrants, the Common Shares or any other securities of the Company, the Agent shall be entitled, at its option and in accordance with Section 17(6), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by notice to that effect given to the Company any time prior to the Closing Time.

(2) DISASTER OUT CLAUSE. In the event that prior to the Closing Time there should develop, occur or come into effect or existence, any event, action, state, condition or major financial occurrence of national or international consequence, acts of hostility or escalation thereof or any other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, or any law or regulation is enacted or changed which, in the sole opinion of the Agent, acting reasonably, materially adversely affects or involves, or could be expected to materially adversely affect, the financial markets generally or the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company and the Subsidiaries, taken as a whole, or the market price or value of the Special Warrants, the Common Shares or any other securities of the Company, then the Agent shall be entitled at its option, in accordance with Section 17(6), to terminate its obligations under this

      Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

(3) CHANGE IN MATERIAL FACT. In the event that prior to the Closing Time there shall occur any material change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or control of the Company and the Subsidiaries, taken as a whole, or there should be discovered any previously undisclosed material fact (other than a material fact related solely to any of the Agent), in each case which, in the opinion of the Agent, acting reasonably, has or may be expected to have a material adverse effect on the market price or value of the Special Warrants, the Underlying Securities or any other securities of the Company, the Agent shall be entitled, at its option, in accordance with
      Section 17(6), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

(4) MARKET OUT CLAUSE. In the event that prior to the Closing Time the state of the financial markets is such that, in the opinion of the Agent, acting reasonably, the Special Warrants cannot be marketed profitably, the Agent shall be entitled, at its option, in accordance with Section 17(6), to terminate its obligation under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

(5) NON-COMPLIANCE WITH CONDITIONS. The Company agrees that all conditions in this Agreement to be fulfilled at or prior to the Closing Time shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by it, that it will use its reasonable best efforts to cause such conditions to be complied with, and any breach or failure by the Company to comply with any of such conditions shall entitle the Agent to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by notice to that effect given to the Company at or prior to the Closing Time, unless otherwise expressly provided in this Agreement. The Agent may waive, in whole or in part or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Agent only if the same is in writing and signed by the Agent.

(6) EXERCISE OF TERMINATION RIGHTS. The rights of termination contained in subsections 17(1), (2), (3), (4) and (5) may be exercised by the Agent and are in addition to any other rights or remedies the Agent may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Agent to the Company or on the part of the

      Company to the Agent except in respect of any liability which may have arisen prior to, or after, such termination under Sections 18, 20 and 21.

18.   EXPENSES.

Whether or not the Offering shall be completed, all expenses of or incidental to the Offering and of or incidental to all matters in connection with the transactions herein set out shall be borne by the Company, including, without limitation, expenses in connection with the issuance and sale of the Special Warrants, listing fees, all private placement fees required under Canadian Securities Laws, the qualification of the Underlying Securities for distribution to the public and the qualification of the Broker Warrants for distribution to the Agent, the fees and expenses of counsel to the Company and all local counsel selected by the Company (including its United States counsel), the fees and expenses of the Company's auditors, the fees and expenses of the Warrant Agent and the Purchase Warrant Agent, all costs incurred in connection with the preparation, translation and printing of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material, printing costs for the share certificates and warrant certificates, all costs and out of pocket expenses incurred in due diligence including related travel expenses, all costs relating to roadshows, information meetings and to preparation of audio-visual and other information meeting materials and the fees and disbursements (including taxes) of counsel to the Agent.

19.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transactions herein contemplated shall survive the Special Warrant Closing and continue in full force and effect for a period of three years after the Special Warrant Closing Date for the benefit of the Agent and the Purchasers and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the Offering or the preparation of the Final Prospectus or otherwise.

20.   INDEMNIFICATION BY THE COMPANY.

      (1) The Company shall fully indemnify and save harmless the Agent, each of its subsidiaries and each of its affiliates, shareholders, directors, officers, employees, agents and advisors (collectively, the "INDEMNIFIED PARTIES" and individually an "INDEMNIFIED PARTY") from and against any and all losses (other than loss of profit), expenses, claims (including shareholder actions, derivative or otherwise), actions, damages and liabilities, joint or several, including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees and expenses of the Agent's counsel that may be incurred in investigating and advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against any Indemnified Party or in enforcing this indemnity (collectively, the "CLAIMS") to which any Indemnified Party may become subject or otherwise involved, in any capacity insofar as Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly the engagement and activities of the Agent under this Agreement including without limitation:

      (a) any breach by the Company of its representations, warranties, covenants or obligations hereunder;

      (b) any information or statement (except any information or statement relating solely to the Agent) contained in any of the Prospectus or any Supplementary Material or any certificate of the Company delivered pursuant to this Agreement which at the time and in light of the circumstances in which it was made contains or is alleged to contain a misrepresentation;

      (c) any omission or alleged omission to state in the Prospectus or any Supplementary Material or any certificate of the Company delivered under this Agreement any material fact (except facts relating solely to the Agent) required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

      (d) any order made or enquiry, investigation or proceeding commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement or omission or alleged statement or omission or a misrepresentation or alleged misrepresentation relating solely to the Agent) in the Prospectus or any Supplementary Material, or based upon any failure of the Company to comply with applicable securities laws (other than any failure or alleged failure to comply by the Agent) preventing or restricting the trading in or the sale of the Special Warrants or the Underlying Securities in any Qualifying Province; or

      (e) any non-compliance or alleged non-compliance by the Company with any applicable securities laws in connection with the transactions contemplated hereby including non-compliance by the Company with any statutory requirement to make any document available for inspection.

      The Company also agrees to reimburse the Agent for the time spent by its personnel in connection with any Claim at their normal per diem rates.

(2) Promptly after receiving notice of a Claim or receipt of notice of the commencement of any investigation which is based, directly or indirectly, upon any matter in respect of which indemnification may be sought from the Company, an Indemnified Party will notify the Company in writing of the particulars thereof, provided that the omission to so notify the Company shall not relieve the Company of any liability which the Company may have to any Indemnified Party except and only to the extent that any such delay in or failure to give notice as herein required materially prejudices the defence of such action, suit, proceeding, claim or investigation or results in any material increase in the liability which the Company has under this indemnity.

(3) The Company shall, subject as hereinafter provided, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce such claim; provided that the defence shall be through legal counsel selected by the Company and acceptable to the Indemnified Party, acting reasonably, and no admission of liability shall be made by the Company or the Indemnified Party without, in each case, the prior written consent of all the Indemnified Parties affected and the Company, in each case such consent not to be unreasonably withheld. An Indemnified Party shall have the right to employ separate counsel in any such suit and participate in the defence thereof but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless:

      (a) the Company fails to assume the defence of such suit on behalf of the Indemnified Party within 10 Business Days of receiving notice of such suit;

      (b)   the  employment of such counsel has been  authorized by the Company;
            or

      (c) the named parties to any such suit (including any added or third parties) include the Indemnified Party and the Company and the Indemnified Party and the Company shall have been advised in writing by counsel that there is an actual or potential conflict in the Company's and the Indemnified Party's respective interests or additional defences are available to the Indemnified Party, which makes representation by the same counsel inappropriate;

            (in each of cases (a), (b) or (c), the Company shall not have the right to assume the defence of such suit on behalf of the Indemnified Party, but the Company shall only be liable to pay the reasonable fees and disbursements of one firm of separate counsel in any one jurisdiction for all Indemnified Parties).

(4) The Company hereby acknowledges and agrees that, with respect to Sections 20 and 21, the Agent is contracting on its own behalf and as agent for their affiliates, shareholders, directors, officers, employees, agents and advisors and their respective directors, officers, employees and agents (collectively, the "BENEFICIARIES"). In this regard, the Agent shall act as trustee for the Beneficiaries of the covenants of the Company under Sections 20 and 21 with respect to the Beneficiaries and accepts these trusts and shall hold and enforce such covenants on behalf of the Beneficiaries.

(5) The rights of indemnity contained in this Section 20 shall not enure to the benefit of the Agent or any other Indemnified Party if the Company has complied with the provisions of Sections 6, 8 and 11, as applicable, and the person asserting any claim contemplated by this Section was not provided with a copy of the Prospectus or Supplementary Material which corrects any untrue statement or information, misrepresentation or omission which is the basis of such claim and which is required under the Canadian Securities Laws to be delivered to such person by the Agent or members of its banking or selling group (if any).

(6) The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any person asserting claims on behalf of or in right of the Company for or in connection with the matters provided for herein except to the extent any losses, expenses, claims, actions, damages or liabilities incurred by the Company are determined by a court of competent jurisdiction in a final judgment that has become non-appealable to have resulted from the gross negligence or willful misconduct of such Indemnified Party. Neither the Company nor the Agent will, without each of the other's prior written consent and the consent of each Indemnified Party, settle, compromise, consent to the entry of any judgement in or otherwise seek to terminate any action, suit, proceeding, investigation or claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Indemnification Party from any liabilities arising out such action, suit, proceeding, investigation or claim.

21.   CONTRIBUTION.

(1) In order to provide for just and equitable contribution in circumstances in which the indemnity provided in Section 20 would otherwise be available in accordance with its terms but is, for any reason not solely attributable to any one or more of the Indemnified Parties, held to be unavailable to or unenforceable by the Indemnified Parties or enforceable otherwise than in accordance with its terms, or is insufficient to hold any Indemnified Party harmless, the Company shall contribute to the amount paid or payable by the Indemnified Parties as a result of such Claim in such proportion as is appropriate to reflect not only the relative benefits received by the Company, on the one hand, and the Indemnified Party, on the other hand, but also the relative fault of the Company and the Indemnified Party as well as any relevant equitable considerations; provided that the Company shall in any event be liable to pay or contribute to the amount paid or payable by the Indemnified Party under the Claim any amounts in excess of the aggregate amount of the fees actually received by the Indemnified Party under this Agreement. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or gross negligence.

(2) For greater certainty, in the event of unenforceability or unavailability of the indemnity provided in Section 20, the Company shall not have any obligation to contribute pursuant to this Section 21 in respect of any Claim except to the extent the indemnity given by it in Section 20 would have been applicable to such Claim in accordance with its terms, had such indemnity been found to be enforceable and available to the Indemnified Parties.

(3) The rights to contribution provided in this Section 21 shall be in addition to and not in derogation of any other right to contribution which the Indemnified Parties may have by statute or otherwise at law provided that subsections (1) and (2) of this Section shall apply, mutatis mutandis, in respect of such other right.

22.   ADVERTISEMENTS.

The Company acknowledges that the Agent shall have the right, at its own expense, to place such advertisement or advertisements relating to the completion of the Offering as the Agent may consider desirable or appropriate and as may be permitted by applicable law. Each of the Company and the Agent agrees that they will not make or publish any advertisement in any media whatsoever relating to, or otherwise publicize, the transaction provided for herein so as to result in any exemption from the prospectus and registration requirements of applicable securities legislation in any of the provinces of Canada or of the United States, or of any state, being unavailable in respect of the Offering to prospective Purchasers.

23.   RIGHTS AND BENEFITS IN FAVOUR OF THE PURCHASERS.

The Company appoints the Agent as the trustee for the Purchasers of the rights and benefits of this Agreement and the Agent agrees to accept such trust and hold the rights and benefits of this Agreement for and on behalf of such Purchasers.

24.      NOTICES.

Unless herein otherwise expressly provided, any notice, request, direction, consent, waiver, extension, agreement or other communication (each a "NOTICE") that is or may be given or may hereunder shall be in writing addressed as follows:

         If to the Company:

         EMERGENSYS CORPORATION
         400 boul. Jean-Lesage
         Suite 045
         Quebec, Quebec G1K 8W1
         Attention: Daniel Veilleux, President
         Facsimile: (418) 380-9011

         In case of any Notice to the Company, with a copy to:

         MCCARTHY TETRAULT

         Le Complexe St-Amable
         1150, rue de Claire-Fontaine, Suite 700
         Quebec, Quebec G1R 5G4
         Attention: Philippe Leclerc
         Facsimile: (418) 521-3099
         and with a copy to:
         GOTTBETTER & PARTNERS LLP
         480 Madison Avenue
         New York, New York
         Attention:        Scott E. Rapfogel
         Facsimile:        (212) 400-6901

         If to the Agent at:
         DESJARDINS SECURITIES INC.
         1 Place Ville-Marie, Suite 2707
         Montreal, Quebec H3B 4G4
         Attention:        Richard Groome
         Facsimile:        (514) 842-0681

         with a copy to:

         LAVERY DE BILLY

         1 Place Ville Marie, Suite 4000
         Montreal, Quebec H3B 4M4
         Attention:        Rene Branchaud
         Facsimile:        (514) 871-8977

or to such other address as any of the persons may designate by notice given to the others in accordance with this Section. Each Notice shall be personally delivered or sent by commercial courier to the addressee or sent by fax to the addressee and (a) a Notice which is couriered or personally delivered shall, if delivered before 5:00 p.m. (Montreal time) on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered, and (b) a Notice which is sent by facsimile transmission shall, if sent on a Business Day and the machine on which it is sent receives the answer back code of the party to whom it is sent before 5:00 p.m. (Montreal time), be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is sent.

25.   ENTIRE AGREEMENT; COUNTERPARTS AND EXECUTION BY FACSIMILE.

This Agreement constitutes the entire agreement between the Company and the Agent in connection with the Offering and supersedes the letter agreement dated February 10, 2004 between VMD and the Company and all prior discussions in connection with the Offering. This Agreement may be executed in one or more counterparts together constituting one original document which shall be effective as of the date hereof. The transmission by fax of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party's intention to be bound by this Agreement and that party's agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

26.   STANDSTILL.

The Company undertakes that for a period of 12 months from the Special Warrant Closing Date, it will not, directly or indirectly, without the prior written consent of VMD, acting reasonably, issue or sell, or offer to sell, grant any option to purchase or otherwise dispose of, or announce publicly its intention to do so, any Common Shares or other equity securities or securities convertible or exchangeable into or exercisable for Common Shares, at a price less than $0.40 per Common Share, other than (i) pursuant to the Offering, (ii) pursuant to the exercise of employee stock options granted under the Company's stock option plan, (iii) pursuant to the exercise of convertible securities, options or warrants outstanding as at the date hereof, or (iv) as full or partial consideration for arm's length acquisitions of assets or shares.

27.   PRESS RELEASES.

During the period commencing on the date hereof and until completion of the distribution of the Underlying Securities, the Company will promptly provide to the Agent drafts of any press releases of the Company for review by the Agent and the Agent's counsel prior to issuance, provided that any such review will be completed in a timely manner.

28.   TIME OF THE ESSENCE.

Time shall, in all respects, be of the essence hereof.

29.   HEADINGS.

The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

30.   SEVERABILITY.

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

31.   GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the province of Quebec and the laws of Canada applicable therein. The Agent and the Company hereby submit to the jurisdiction of the courts of the province of Quebec.

32.   SUCCESSORS AND ASSIGNS.

This Agreement shall enure to the benefit of, and shall be binding upon, the Agent and the Company and their respective successors and legal representatives; provided that, except as provided herein or in the Subscription Agreements, this Agreement shall not be assignable by any party without the written consent of the others.

33.   FURTHER ASSURANCES.

Each of the parties hereto shall do, or cause to be done, all such acts and things and shall execute or cause to be executed, all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

34.   EFFECTIVE DATE.

This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery. If this letter accurately reflects the terms of the transactions which we are to enter into and are agreed to by you, please communicate your acceptance by executing the enclosed copies of this letter where indicated and returning them to Richard Groome at VMD.

                                       Yours very truly,

                                       DESJARDINS SECURITIES INC.

                                       By: /s/ Richard Groome
                                           -------------------------------------
                                           Richard Groome

Accepted and agreed to by the undersigned as of the date of this letter first written above.

                                       EMERGENSYS CORPORATION

                                       By: /s/ Jean Guy Lambert
                                           -------------------------------------
                                           Jean Guy Lambert